Exhibit 10.22
SECOND AMENDMENT TO LEASE AGREEMENT

THIS    SECOND    AMENDMENT TO    LEASE    AGREEMENT    (this    "Second
Amendment") is entered into effective November 26, 2013, by and between Greenhouse Office Investors I, LLC, a Delaware limited liability company ("Landlord”), and URS Corporation, a Nevada corporation ("Tenant”).

WITNESSETH

WHEREAS, pursuant to that certain Office Lease dated as of May 23, 2013 as amended by First Amendment thereto dated September 13, 2013 (together the "Lease"), Landlord leased to Tenant a total of 136,358 Rentable Square Feet ("RSF”) in the building located at 18918 Katy Freeway, Harris County, Texas (the "Building"), of which approximately 126,795 RSF is located on Floors 3, 4 and 5 of the Building and approximately 9,563 RSF is located on the first Floor of the Building, all as is more fully described in Lease (the "Premises"); and

WHEREAS, Landlord and Tenant desire to amend the Lease in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows, effective as of the date first set forth above:

1.Modification of Basic Lease Information. The first and second lines of Section I.A of the Lease are hereby amended to change the address and location of the Building to 19219 Katy Freeway, Harris County, Houston, Texas 77094.

2.	Miscellaneous.

(a)Conflicts; Ratification. In the event of any conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment shall control. The Lease, as amended by this Second Amendment, is hereby ratified and affirmed.

(b)Counterparts. This Second Amendment may be executed in multiple counterparts, and each counterpart when fully executed and delivered shall constitute an original instrument, and all such multiple counterparts shall constitute but one and the same instrument. Emailed and/or faxed counterparts and/or signatures are acceptable.

(c)Entire Agreement. The Lease, as amended by this Second Amendment sets forth all covenants, agreements and understandings between Landlord and Tenant with respect to the subject matter hereof.

(d)Capitalized Terms. Capitalized terms not defined herein shall have the respective definitions provided in the Lease.

[Signature page to follow]

Executed as of the date first set forth above.

LANDLORD:

GREENHOUSE OFFICE INVESTORS I, LLC
a Delaware limited liability company

By: /s/ Preston Young
Name: Preston Young
Title: Authorized Signatory

TENANT:

URS CORPORATION, a Nevada corporation

By: /s/ Leisa Nelson
Name: Leisa Nelson
Title: Vice President

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